FINANCING AND FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2022
Financial Instruments [Abstract]
FINANCING AND FINANCIAL INSTRUMENTS	NOTE 6: FINANCING AND FINANCIAL INSTRUMENTS
6.1 Financial assets and liabilities
Financial assets and liabilities mainly comprise:
•gross debt (see note 6.1.2)
•cash and cash equivalents, restricted cash and reconciliations of cash flows (see note 6.1.3)
•net debt (see note 6.1.4)
•derivative financial instruments (see note 6.1.5)
•other non-derivative financial assets and liabilities (see note 6.1.6)
6.1.1 Fair values versus carrying amounts
The estimated fair values of certain financial instruments have been determined using available market information or other valuation methodologies that require judgment in interpreting market data and developing estimates. The following table summarizes assets and liabilities based on their categories at December 31, 2022:

	December 31, 2022
	Carrying amount in the consolidated statements of financial position	Non-financial assets and liabilities	Assets / Liabilities at amortized cost	Fair value recognized in profit or loss	Fair value recognized in OCI	Derivatives
ASSETS
Current assets:
Cash and cash equivalents	9,300	—	9,300	—	—	—
Restricted cash	114	—	114	—	—	—
Trade accounts receivable and other	3,839	—	3,633	—	206	—
Inventories	20,087	20,087	—	—	—	—
Prepaid expenses and other current assets	3,778	1,566	1,475	—	—	737
Total current assets	37,118	21,653	14,522	—	206	737

Non-current assets:
Goodwill and intangible assets	4,903	4,903	—	—	—	—
Property, plant and equipment and biological assets	30,167	30,120	—	47	—	—
Investments in associates and joint ventures	10,765	10,765	—	—	—	—
Other investments	1,119	—	—	—	1,119	—
Deferred tax assets	8,554	8,554	—	—	—	—
Other assets	1,921	259	691	136	—	835
Total non-current assets	57,429	54,601	691	183	1,119	835
Total assets	94,547	76,254	15,213	183	1,325	1,572

LIABILITIES AND EQUITY
Current liabilities:
Short-term debt and current portion of long-term debt	2,583	—	2,583	—	—	—
Trade accounts payable and other	13,532	—	13,532	—	—	—
Short-term provisions	1,101	1,078	23	—	—	—
Accrued expenses and other liabilities	4,864	822	3,663	—	—	379
Income tax liabilities	318	318	—	—	—	—
Total current liabilities	22,398	2,218	19,801	—	—	379

Non-current liabilities:
Long-term debt, net of current portion	9,067	—	9,067	—	—	—
Deferred tax liabilities	2,666	2,666	—	—	—	—
Deferred employee benefits	2,606	2,606	—	—	—	—
Long-term provisions	1,306	1,304	2	—	—	—
Other long-term obligations	914	305	564	—	—	45
Total non-current liabilities	16,559	6,881	9,633	—	—	45

Equity:
Equity attributable to the equity holders of the parent	53,152	53,152	—	—	—	—
Non-controlling interests	2,438	2,438	—	—	—	—
Total equity	55,590	55,590	—	—	—	—
Total liabilities and equity	94,547	64,689	29,434	—	—	424

	December 31, 2021
	Carrying amount in the consolidated statements of financial position	Non-financial assets and liabilities	Assets / Liabilities at amortized cost	Fair value recognized in profit or loss	Fair value recognized in OCI	Derivatives
ASSETS
Current assets:
Cash and cash equivalents	4,215	—	4,215	—	—	—
Restricted cash	156	—	156	—	—	—
Trade accounts receivable and other	5,143	—	4,521	—	622	—
Inventories	19,858	19,858	—	—	—	—
Prepaid expenses and other current assets	5,567	1,128	1,454	—	—	2,985
Total current assets	34,939	20,986	10,346	—	622	2,985

Non-current assets:
Goodwill and intangible assets	4,425	4,425	—	—	—	—
Property, plant and equipment and biological assets	30,075	30,037	—	38	—	—
Investments in associates and joint ventures	10,319	10,319	—	—	—	—
Other investments	1,146	—	—	—	1,146	—
Deferred tax assets	8,147	8,147	—	—	—	—
Other assets	1,461	359	648	136	—	318
Total non-current assets	55,573	53,287	648	174	1,146	318
Total assets	90,512	74,273	10,994	174	1,768	3,303

LIABILITIES AND EQUITY
Current liabilities:
Short-term debt and current portion of long-term debt	1,913	—	1,913	—	—	—
Trade accounts payable and other	15,093	—	15,093	—	—	—
Short-term provisions	1,064	1,048	16	—	—	—
Accrued expenses and other liabilities	4,831	1,420	3,095	—	—	316
Income tax liabilities	1,266	1,266	—	—	—	—
Total current liabilities	24,167	3,734	20,117	—	—	316

Non-current liabilities:
Long-term debt, net of current portion	6,488	—	6,488	—	—	—
Deferred tax liabilities	2,369	2,369	—	—	—	—
Deferred employee benefits	3,772	3,772	—	—	—	—
Long-term provisions	1,498	1,495	3	—	—	—
Other long-term obligations	874	343	473	—	—	58
Total non-current liabilities	15,001	7,979	6,964	—	—	58

Equity:
Equity attributable to the equity holders of the parent	49,106	49,106	—	—	—	—
Non-controlling interests	2,238	2,238	—	—	—	—
Total equity	51,344	51,344	—	—	—	—
Total liabilities and equity	90,512	63,057	27,081	—	—	374
The Company classifies the bases used to measure certain assets and liabilities at their fair value. Assets and liabilities carried or measured at fair value have been classified into three levels based upon a fair value hierarchy that reflects the significance of the inputs used in making the measurements.
The levels are as follows:
Level 1: Quoted prices in active markets for identical assets or liabilities that the entity can access at the measurement date;
Level 2: Significant inputs other than within Level 1 that are observable for the asset or liability, either directly (i.e.: as prices) or indirectly (i.e.: derived from prices);
Level 3: Inputs for the assets or liabilities that are not based on observable market data and require management assumptions or inputs from unobservable markets.
The following tables summarize the bases used to measure certain financial assets and financial liabilities at their fair value on recurring basis.

As of December 31, 2022
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Investments in equity instruments at FVOCI	996	—	123	1,119
Trade accounts receivable and other subject to TSR programs*	—	—	206	206
Derivative financial current assets	—	737	—	737
Derivative financial non-current assets	—	835	—	835
Total assets at fair value	996	1,572	329	2,897
Liabilities at fair value:
Derivative financial current liabilities	—	379	—	379
Derivative financial non-current liabilities	—	45	—	45
Total liabilities at fair value	—	424	—	424
*The fair value of TSR program receivables equals carrying amount due to the short time frame between the initial recognition and time of sale.

As of December 31, 2021
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Investments in equity instruments at FVOCI	1,069	—	77	1,146
Trade accounts receivable and other subject to TSR programs*	—	—	622	622
Derivative financial current assets	—	2,985	—	2,985
Derivative financial non-current assets	—	303	15	318
Total assets at fair value	1,069	3,288	714	5,071
Liabilities at fair value:
Derivative financial current liabilities	—	316	—	316
Derivative financial non-current liabilities	—	58	—	58
Total liabilities at fair value	—	374	—	374
*The fair value of TSR program receivables equals carrying amount due to the short time frame between the initial recognition and time of sale.
Investments in equity instruments at FVOCI classified as Level 1 refer to listed securities quoted in active markets and include mainly the investment in Erdemir (see note 2.5). A quoted market price in an active market provides the most reliable evidence of fair value and is used without adjustment to measure fair value whenever available, with limited exceptions. The total fair value is either the price of the most recent trade at the time of the market close or the official close price as defined by the exchange on which the asset is most actively traded on the last trading day of the period, multiplied by the number of units held without consideration of transaction costs.
Derivative financial assets and liabilities classified as Level 2 refer to instruments to hedge fluctuations in interest rates, foreign exchange rates, raw materials (base metals), freight, energy and emission rights, see note 6.1.5 for further information.
Derivative financial assets and liabilities classified as Level 3 are described in note 6.1.5.
6.1.2 Gross debt
Gross debt includes bank debt, debenture loans and lease obligations and is stated at amortized cost.
6.1.2.1 Short-term debt
Short-term debt, including the current portion of long-term debt, consisted of the following:

	December 31,
	2022	2021
Short-term bank loans and other credit facilities including commercial paper [1]	1,017	888
Current portion of long-term debt	1,338	836
Lease obligations[2]	228	189
Total	2,583	1,913
1.The weighted average interest rate on short-term borrowings outstanding was 4.0% and 0.9% as of December 31, 2022 and 2021, respectively.
2.See note 7.

Short-term bank loans and other credit facilities include short-term loans, overdrafts and commercial paper.
ArcelorMittal entered into certain short-term committed bilateral credit facilities renewable on a annual basis. During 2022, two new facilities have been granted. As of December 31, 2022, facilities totaling approximately 0.6 billion, remained fully available.
On July 27, 2022, the Company entered into a 2.2 billion bridge term facility agreement with a financial institution. The facility may be applied toward the purchase price for the intended acquisition of CSP, as well as the refinancing of its existing indebtedness and the payment of related fees, costs and expenses. The facility was available for 12 months from signing with two extension options of 6 months each at the borrower's discretion. On December 8, 2022, an amount of 1.76 billion was cancelled, following the bonds issuances of September 20, 2022 and November 29, 2022. After the cancellation, the remaining available amount under the bridge facility as of December 31, 2022 was 444. On January 31, 2023 the remaining amount available under the bridge facility of 444 was cancelled.
Commercial paper
The Company has a commercial paper program enabling borrowings of up to €1.5 billion. As of December 31, 2022 and 2021, the outstanding amount was 796 and 541, respectively.
6.1.2.2 Long-term debt
Long-term debt is comprised of the following:

				December 31,
				2022	2021
	Year of maturity	Type of Interest	Interest rate[1]	Carrying amount at amortized cost
Corporate
5.5 billion Revolving Credit Facility	2023 - 2025	Floating		—	—
€750 million Unsecured Notes	2022	Fixed	3.13%	—	551
€500 million Unsecured Notes	2023	Fixed	0.95%	391	415
€750 million Unsecured Notes	2023	Fixed	1.00%	799	848
€1.0 billion Unsecured Notes	2024	Fixed	2.25%	567	604
750 Unsecured Notes	2024	Fixed	3.60%	289	289
500 Unsecured Notes	2025	Fixed	6.13%	183	183
€750 million Unsecured Notes	2025	Fixed	1.75%	796	844
750 Unsecured Notes	2026	Fixed	4.55%	399	399
€600 million Unsecured Notes	2026	Fixed	4.88%	635	—
1.2 billion Unsecured Notes	2027	Fixed	6.55%	1,193	—
500 Unsecured Notes	2029	Fixed	4.25%	495	494
1.0 billion Unsecured Notes	2032	Fixed	6.80%	988	—
1.5 billion Unsecured Bonds	2039	Fixed	7.00%	672	671
1.0 billion Unsecured Notes	2041	Fixed	6.75%	428	428
EIB loan	2025	Fixed	1.16%	140	215
EIB loan	2032	Floating	3.99%	299	—
Schuldschein loans	2025 - 2027	Fixed	2.5% - 3.0%	96	—
Schuldschein loans	2025 - 2027	Floating	3.9% - 4.2%	674	—
Other loans	2023	Fixed	1.8%	18	142
Other loans	2029 - 2035	Floating	0.7% - 3.0%	243	273
Total Corporate				9,305	6,356
Americas
Other loans	2023 - 2030	Fixed/Floating	0.0% - 9.5%	57	72
Total Americas				57	72
Europe, Asia & Africa
EBRD Facility	2024	Floating	6.6% - 7.4%	86	82
Other loans	2023 - 2033	Fixed/Floating	0.0% - 7.9%	129	123
Total Europe, Asia & Africa				215	205
Total				9,577	6,633
Less current portion of long-term debt				(1,338)	(836)
Total long-term debt (excluding lease obligations)				8,239	5,797
Long-term lease obligations[2]				828	691
Total long-term debt, net of current portion				9,067	6,488
1.Rates applicable to balances outstanding at December 31, 2022. For debt that has been redeemed in its entirety during 2022, the interest rates refer to the rates at repayment date.
2.Net of current portion of 228 and 189 as of December 31, 2022 and 2021, respectively. See note 7.
Corporate
5.5 billion Revolving Credit Facility
On December 19, 2018, ArcelorMittal signed an agreement for a 5.5 billion revolving credit facility (the "Facility"). This Facility replaced the 5.5 billion revolving credit facility dated April 30, 2015, which was amended and extended on December 21, 2016. The agreement incorporated a single tranche of 5.5 billion maturing on December 19, 2023, with two one-year extension options. On November 27, 2019 and on November 26, 2020, ArcelorMittal exercised the options to extend the facility's maturity by one year to December 19, 2024 and to December 19, 2025, respectively. The extension was completed for 5.4 billion of the available amount, with the 0.1 billion remaining with a maturity of December 19, 2023. On April 13, 2021, ArcelorMittal's revolving credit facility was amended so that the Leverage Ratio financial covenant would permanently cease to apply in the event that the Company obtained an investment grade long-term credit rating (with stable outlook) from two rating agencies (which was obtained from Moody's and Fitch in 2021). On April 27, 2021, the Facility was amended so that the margin payable will be increased or decreased depending on the Company’s performance against two metrics measured annually against pre-defined targets with respect to its environmental and sustainability performance (CO2 intensity of the Company’s European operations and the number of facilities which have been certified by ResponsibleSteel™). The Facility may be used for general corporate purposes. As of December 31, 2022, the 5.5 billion revolving credit facility was fully available. The Company makes drawdowns from and repayments on this Facility in the framework of its cash management.
On September 30, 2010, ArcelorMittal entered into 500 revolving multi-currency letter of credit facility (the "Letter of Credit
Facility"). The Letter of Credit Facility is used by the Company and its subsidiaries for the issuance of letters of credit and other instruments. The terms of the letters of credit and other instruments contain certain restrictions as to duration. The Letter of Credit Facility was amended on October 26, 2012 and September 30, 2014 to reduce its amount to 450 and to 350, respectively. On July 31, 2019, the Company refinanced its Letter of Credit Facility by entering into a 350 revolving multi-currency letter of credit facility, which initially matured on July 31, 2022. On August 5, 2020, the Letter of Credit Facility maturity was extended to July 31, 2023. On November 25, 2020, the amount of the Letter of Credit Facility was increased to 395. On June 25, 2021, the maturity of the Letter of Credit Facility was extended to July 31, 2024.
Bonds
On January 14, 2022, at maturity, ArcelorMittal repaid all of the outstanding €486 million (551) of its €750 million Fixed Rate Notes due 2022.
On September 26, 2022, ArcelorMittal issued €600 million (640) of 4.875% Notes due September 28, 2026.
On November 29, 2022, ArcelorMittal issued 1.2 billion of 6.55% Notes due November 29, 2027 and 1.0 billion of 6.80% Notes due November 29, 2032.
The margin applicable to ArcelorMittal’s principal credit facilities (5.5 billion revolving credit facility and certain other credit facilities) and the coupons on certain of its outstanding bonds are subject to adjustment in the event of a change in its long-term credit ratings. The following table provides details of the outstanding bonds on maturity, the original coupons and the current interest rates for the bonds impacted by changes in the long-term credit rating:

Initial value	Nominal amount of outstanding value	Date of issuance	Repayment date	Interest rate[1]	Issued at
€500 million Unsecured Notes	€367 million	Dec 4, 2017	Jan 17, 2023	0.95%	99.38%
€750 million Unsecured Notes	€750 million	Nov 19, 2019	May 19, 2023	1.00%	99.89%
€250 million Unsecured Notes	€132 million	Jul 4, 2019	Jan 17, 2024	2.25%	105.59%
€750 million Unsecured Notes	€397 million	Jan 17, 2019	Jan 17, 2024	2.25%	99.72%
750 Unsecured Notes	290	Jul 16, 2019	Jul 16, 2024	3.60%	99.86%
500 Unsecured Notes	184	Jun 1, 2015	Jun 1, 2025	6.13%	100.00%
€750 million Unsecured Notes	€750 million	Nov 19, 2019	Nov 19, 2025	1.75%	99.41%
750 Unsecured Notes	401	Mar 11, 2019	Mar 11, 2026	4.55%	99.72%
€600 million Unsecured Notes	€600 million	Sep 26, 2022	Sep 28, 2026	4.88%	99.65%
1.2 billion Unsecured Bonds	1.2 Billion	Nov 29, 2022	Nov 29, 2027	6.55%	99.91%
500 Unsecured Notes	500	Jul 16, 2019	Jul 16, 2029	4.25%	99.00%
1.0 billion Unsecured Bonds	1.0 Billion	Nov 29, 2022	Nov 29, 2032	6.80%	99.37%
1.0 billion Unsecured Bonds	457	Oct 8, 2009	Oct 15, 2039	7.00%	95.20%
500 Unsecured Bonds	229	Aug 5, 2010	Oct 15, 2039	7.00%	104.84%
1.0 billion Unsecured Notes	434	Mar 7, 2011	Mar 1, 2041	6.75%	99.18%
1.Rates applicable at December 31, 2022.
European Investment Bank (“EIB”) Loan
On June 2, 2021, ArcelorMittal signed a €280 million loan agreement with the European Investment Bank ("EIB") for funding of research, development and innovation projects in Europe over the period of 2021-2023. This operation benefits from a guarantee from the European Union under the European Fund for Strategic Investments. On March 16, 2022 ArcelorMittal draw down the facility in full. As of December 31, 2022, €280 million (299) was outstanding.
On December 16, 2016, ArcelorMittal signed a €350 million finance contract with the EIB in order to finance European research, development and innovation projects over the period 2017-2020 within the European Union, predominantly in France, Belgium and Spain, but also in Poland and Luxembourg. This operation benefits from a guarantee from the European Union under the European Fund for Strategic Investments. As of December 31, 2022, €131 million (140) was outstanding.
Other loans
On May 4, 2022, ArcelorMittal completed the offering of a €346.5 million variable rate loan, a €24.5 million fixed rate loan, a €263 million variable rate loan and a €66 million fixed rate loan in the German Schuldschein market. On May 6, 2022, the Company further completed the offering of a €25 million fixed rate loan. The proceeds of these issuances were used for general corporate purposes. As of December 31, 2022, €725 million (773) was outstanding.
On December 21, 2018, the Company entered into a facility agreement with a group of lenders for €235 million to finance the construction of a new hot strip mill in Mexico. This facility became effective upon issuance of a guarantee by the Oesterreichische Kontrollbank AG in March 2019. The last installment under this agreement is due 8.5 years after the starting date of the credit facility (which means the earlier of (a) the date of issue of the provisional acceptance certificate for the hot strip mill and (b) June 30, 2021). The outstanding amount in total as of December 31, 2022 was €142 million (151).
On November 29, 2021, ArcelorMittal entered into an agreement for financing with a financial institution for net proceeds of CAD130 million (105) with repayment over several dates in 2021, 2022 and 2023.
Other loans relate to various debt with banks and public institutions.

Americas
Other loans
Other loans relate mainly to loans contracted by ArcelorMittal subsidiaries in Mexico with different counterparties.
Europe, Asia and Africa
On December 21, 2017, ArcelorMittal Kryvyi Rih entered into a 175 loan agreement with the European Bank for Reconstruction and Development ("EBRD") in order to support the upgrade of its production facilities, energy efficiency improvement and environmental impact reduction. The loan agreement also provides for an additional 175 in loan facilities which are currently uncommitted. As of December 31, 2022, 36 was outstanding under the agreement.
On December 15, 2022, ArcelorMittal Kryvyi Rih entered into a 100 loan agreement with EBRD for working capital purposes. As of December 31, 2022, 50 was drawn under the agreement.
On May 25, 2017, ArcelorMittal South Africa signed a 4.5 billion South African rand revolving borrowing base finance facility maturing on May 25, 2020. The facility was amended and extended on July 26, 2019 with a maturity of on July 26, 2022. On August 23, 2021, the facility was further amended and restated for an amount of 3.5 billion South African rand and with a maturity of September 3, 2024. Any borrowings under the facility are secured by certain eligible inventory and receivables, as well as certain other working capital and related assets of ArcelorMittal South Africa. The facility is used for general corporate purposes. The facility is not guaranteed by ArcelorMittal. As of December 31, 2022, 2.5 billion South African rand (147) was drawn.
Other loans
Other loans mainly relate to loans contracted by ArcelorMittal subsidiaries in Spain with different counterparties.
Other
Certain debt agreements of the Company or its subsidiaries contain certain restrictive covenants. Among other things, these covenants limit encumbrances on the assets of ArcelorMittal and its subsidiaries, the ability of ArcelorMittal’s subsidiaries to incur debt and the ability of ArcelorMittal and its subsidiaries to dispose of assets in certain circumstances. Certain of these agreements also require compliance with a financial covenant.
The other loans relate to various debt with banks and public institutions.
Hedge of net investments
As of April 1, 2018, the Company designated a portfolio of euro denominated debt (€4,862 million and €3,709 million as of December 31, 2022 and December 31, 2021, respectively) as a hedge of certain euro denominated investments (€8,837 million and €8,261 million as of December 31, 2022 and December 31, 2021, respectively) in order to mitigate the foreign currency risk arising from certain euro denominated subsidiaries' net assets. The risk arises from the fluctuation in spot exchange rates between the U.S. dollar and euro, which causes the amount of the net investments to vary. The hedged risk in the hedge of net investments is a risk of a weakening euro against the U.S. dollar that will result in a reduction in the carrying amount of the Company's net investments in the subsidiaries subject to the hedge. The euro denominated debt is designated as a hedging instrument for the change in the value of the net investments that is attributable to changes in the euro/U.S. dollar spot rate.
To assess the hedge effectiveness, the Company determines the economic relationship between the hedging instrument and the hedged item by comparing changes in the carrying amount of the debt portfolio that are attributable to a change in the spot rate with changes in the net investments in the foreign operations due to movements in the spot rate.
As of December 31, 2022 and December 31, 2021, the Company recognized 197 and 423 foreign exchange gain arising on the translation of the euro denominated debt designated as a hedge of the euro denominated net investments in foreign operations in other comprehensive income within the foreign exchange translation reserve.
Maturity profile
As of December 31, 2022 the scheduled maturities of short-term debt, long-term debt and long-term lease obligations, including their current portion are as follows:

Year of maturity	Amount
2023	2,583
2024	1,204
2025	1,583
2026	1,192
2027	1,699
Subsequent years	3,389
Total	11,650
Fair value
The following tables summarize the Company’s bases used to estimate its debt at fair value. Fair value measurement has been classified into three levels based upon a fair value hierarchy that reflects the significance of the inputs used in making the measurements.

As of December 31, 2022	Carrying amount	Fair Value
		Level 1	Level 2	Level 3	Total
Instruments payable bearing interest at fixed rates	9,214	7,783	1,180	—	8,963
Instruments payable bearing interest at variable rates	1,419	—	1,350	—	1,350
Total long-term debt, including current portion	10,633	7,783	2,530	—	10,313
Short term bank loans and other credit facilities including commercial paper	1,017	—	1,017	—	1,017

As of December 31, 2021	Carrying amount	Fair Value
		Level 1	Level 2	Level 3	Total
Instruments payable bearing interest at fixed rates	7,011	6,380	1,261	—	7,641
Instruments payable bearing interest at variable rates	502	—	480	—	480
Total long-term debt, including current portion	7,513	6,380	1,741	—	8,121
Short term bank loans and other credit facilities including commercial paper	888	—	888	—	888
Instruments payable classified as Level 1 refer to the Company’s listed bonds quoted in active markets. The total fair value is the official closing price as defined by the exchange on which the instrument is most actively traded on the last trading day of the period, multiplied by the number of units held without consideration of transaction costs. Instruments payable classified as Level 2 refer to all debt instruments not classified as Level 1. The fair value of the debt is based on estimated future cash flows converted into U.S. dollar at the forward rate and discounted using current U.S. dollar zero coupon rates and ArcelorMittal’s credit spread quotations for the relevant maturities. There were no instruments payable classified as Level 3.
6.1.3 Cash and cash equivalents, restricted cash and reconciliations of cash flows
Cash and cash equivalents consist of cash and short-term highly liquid investments that are readily convertible to cash with original maturities of three months or less at the time of purchase and are carried at cost plus accrued interest, which approximates fair value.
Cash and cash equivalents are primarily centralized at the parent level and are managed by ArcelorMittal Treasury SNC, although from time to time cash or cash equivalent balances may be held at the Company’s international subsidiaries or its holding companies. Some of these operating subsidiaries have debt outstanding or are subject to acquisition agreements that impose restrictions on such operating subsidiaries’ ability to pay dividends, but such restrictions are not significant in the context of ArcelorMittal’s overall liquidity. Repatriation of funds from operating subsidiaries may also be affected by tax and foreign exchange policies in place from time to time in the various countries where the Company operates, though none of these policies are currently significant in the context of ArcelorMittal’s overall liquidity.
Cash and cash equivalents consisted of the following:

	December 31,
	2022	2021
Cash at bank	4,489	2,674
Term deposits	828	607
Money market funds[1]	3,983	934
Total	9,300	4,215
1Money market funds are highly liquid investments with a maturity of 3 months or less from the date of acquisition.
Restricted cash represents cash and cash equivalents not readily available to the Company, mainly related to insurance deposits, cash accounts in connection with environmental obligations and true sale of receivables programs, as well as various other deposits or required balance obligations related to letters of credit and credit arrangements.
Restricted cash of 114 as of December 31, 2022 and 156 as of December 31, 2021 included 52 and 89 relating to various environmental obligations, true sales of receivables programs and letters of credit issued in ArcelorMittal South Africa. It also included 20 and 20 in connection with the mandatory convertible bonds as of December 31, 2022 and December 31, 2021, respectively (see note 11.2).
Changes in restricted cash are included within investing activities in the consolidated statements of cash flows.
Reconciliation of liabilities arising from financing activities
The table below details changes in the Company's liabilities arising from financing activities, including both cash and non-cash changes. Liabilities arising from financing activities are those for which cash flows were, or future cash flows will be classified in the Company's consolidated statements of cash flows from financing activities.

	Long-term debt, net of current portion	Short-term debt and current portion of long term debt
Balance as of December 31, 2020 (note 6.1.2)	9,815	2,507
Proceeds from long-term debt	147	—
Payments of long-term debt	(2,332)	—
Amortized cost	4	10
Proceeds from short-term debt	—	287
Payments of short-term debt	—	(1,664)
Current portion of long-term debt	(1,025)	1,025
Payments of principal portion of lease liabilities (note 7) [1]	(8)	(191)
Additions to lease liabilities (notes 5.2 and 7)	289	24
Unrealized foreign exchange effects and other movements	(402)	(85)
Balance as of December 31, 2021 (note 6.1.2)	6,488	1,913
Proceeds from long-term debt	3,893	—
Payments of long-term debt	—	—
Amortized cost	2	2
Proceeds from short-term debt	—	434
Payments of short-term debt	—	(1,044)
Current portion of long-term debt	(1,566)	1,566
Payments of principal portion of lease liabilities (note 7) [1]	(10)	(175)
Additions to lease liabilities (notes 5.2 and 7)	318	100
Unrealized foreign exchange effects and other movements	(58)	(213)
Balance as of December 31, 2022 (note 6.1.2)	9,067	2,583
1.Cash payments decreasing the outstanding liability relating to leases are classified under payments of principal portion of lease liabilities and other financing activities in the Company's consolidated statements of cash flows.
6.1.4 Net debt
The Company monitors its net debt in order to manage its capital. The following tables present the structure of the Company’s net debt by original currency translated into USD at December 31, 2022 and December 31, 2021:

As of December 31, 2022	Total	EUR	USD	ARS	BRL	INR	Other
Short-term debt and current portion of long-term debt	2,583	2,059	227	—	28	2	267
Long-term debt, net of current portion	9,067	3,777	4,868	—	74	—	348
Cash and cash equivalents and restricted cash	(9,414)	(6,514)	(1,494)	(364)	(275)	(85)	(682)
Net debt	2,236	(678)	3,601	(364)	(173)	(83)	(67)

As of December 31, 2021	Total	EUR	USD	PLN	CAD	ZAR	Other
Short-term debt and current portion of long-term debt	1,913	1,456	97	14	132	115	99
Long-term debt, net of current portion	6,488	3,443	2,637	215	55	5	133
Cash and cash equivalents, restricted cash and other restricted funds	(4,371)	(1,646)	(1,531)	(97)	(56)	(268)	(773)
Net debt	4,030	3,253	1,203	132	131	(148)	(541)
6.1.5 Derivative financial instruments
The Company uses derivative financial instruments principally to manage its exposure to fluctuations in interest rates, exchange rates, prices of raw materials, energy and emission rights allowances arising from operating, financing and investing activities. Derivative financial instruments are classified as current or non-current assets or liabilities based on their maturity dates and are accounted for at the trade date. Embedded derivatives are separated from the host contract and accounted for separately if they are not closely related to the host contract. The Company measures all derivative financial instruments based on fair values derived from market prices of the instruments or from option pricing models, as appropriate. Gains or losses arising from changes in fair value of derivatives are recognized in the consolidated statements of operations, except for derivatives that are designated and qualify for cash flow or net investment hedge accounting.
Changes in the fair value of a derivative that is designated and qualifies as a cash flow hedge are recorded in other comprehensive income. Amounts deferred in equity are recorded in the consolidated statements of operations in the periods when the hedged item is recognized in the consolidated statements of operations and within the same line item (see note 6.3 Cash flow hedges).
The Company formally assesses, both at the hedge’s inception and on an ongoing basis, whether the derivatives that are used in hedging transactions are effective in offsetting changes in fair values or cash flows of hedged items. When a hedging instrument is sold, terminated, expired or exercised, the accumulated unrealized gain or loss on the hedging instrument is maintained in equity until the forecasted transaction occurs. If the hedged transaction is no longer probable, the cumulative unrealized gain or loss, which had been recognized in equity, is reported immediately in the consolidated statements of operations.
Foreign currency differences arising on the translation of a financial liability designated as a hedge of a net investment in a foreign operation are recognized directly as a separate component of equity, to the extent that the hedge is effective. To the extent that the hedge is ineffective, such differences are recognized in the consolidated statements of operations (see note 6.3 Net investment hedge).
The Company manages the counter-party risk associated with its instruments by centralizing its commitments and by applying procedures which specify, for each type of transaction and underlying position, risk limits and/or the characteristics of the counter-party. The Company does not generally grant to or require guarantees from its counterparties for the risks incurred. Allowing for exceptions, the Company’s counterparties are part of its financial partners and the related market transactions are governed by framework agreements (mainly International Swaps and Derivatives Association agreements which allow netting only in case of counterparty default). Accordingly, derivative assets and derivative liabilities are not offset.

Derivative financial instruments classified as Level 2:
The following tables summarize this portfolio:

	December 31, 2022
	Assets		Liabilities
	Notional Amount	Fair Value	Notional Amount	Fair Value
Foreign exchange rate instruments
Forward purchase contracts	657	58	3,678	(19)
Forward sale contracts	1,478	38	753	(6)
Exchange option purchases	1,462	17	2,536	(16)
Exchange options sales	2,222	41	2,055	(20)
Total foreign exchange rate instruments		154		(61)

Raw materials (base metals), freight, energy, emission rights
Term contracts sales	1,128	263	316	(52)
Term contracts purchases	1,755	1,150	785	(306)
Options sales/purchases	207	5	197	(5)
Total raw materials (base metals), freight, energy, emission rights		1,418		(363)
Total		1,572		(424)

	December 31, 2021
	Assets		Liabilities
	Notional Amount	Fair Value	Notional Amount	Fair Value
Foreign exchange rate instruments
Forward purchase contracts	3,845	133	1,023	(43)
Forward sale contracts	2,685	16	1,431	(15)
Exchange option purchases	712	2	254	(7)
Exchange options sales	338	5	707	(2)
Total foreign exchange rate instruments		156		(67)

Raw materials (base metals), freight, energy, emission rights
Term contracts sales	121	1	644	(259)
Term contracts purchases	3,461	3,131	497	(48)
Total raw materials (base metals), freight, energy, emission rights		3,132		(307)
Total		3,288		(374)
In 2022, the Company unwound natural gas and emission rights forward purchase contracts with notional of €0.3 billion and €0.7 billion, respectively, and carrying amount of 1,025 and 1,086, respectively, designated as a cash flow hedge of future natural gas and emission rights purchases. The deferred gain recognized in other comprehensive income will be recycled to the consolidated statements of operations when the hedged item impacts profit or loss (see note 6.3). In addition, at maturity of forward purchases of emission rights with notional amount of €0.7 billion and carrying amount of 1,408 designated as a cash flow hedge of future emission rights purchases, the Company (i) removed 1,268 (953 net of tax) deferred gain recognized in other comprehensive income from the cash flow hedge reserve (see note 6.3) and included it in the 671 carrying amount of the delivered emission rights as basis adjustment (see note 5.1) and (ii) recycled 140 (104 net of tax) to the consolidated statements of operations in cost of sales (see note 6.3).
Derivative financial assets and liabilities classified as Level 2: Refer to instruments to hedge fluctuations in interest rates, foreign exchange rates, raw materials (base metals), freight, energy and emission rights. The total fair value is based on the price a dealer would pay or receive for the security or similar securities, adjusted for any terms specific to that asset or liability. Market inputs are obtained from well-established and recognized vendors of market data and the fair value is calculated using standard industry models based on significant observable market inputs such as foreign exchange rates, commodity prices, swap rates and interest rates.
Derivative financial instruments classified as Level 3:
Derivative financial non-current assets classified as Level 3 refer to the call option on the 1,000 mandatory convertible bonds (see note 11.2). The fair valuation of Level 3 derivative instruments is established at each reporting date and compared to the prior period. ArcelorMittal’s valuation policies for Level 3 derivatives are an integral part of its internal control procedures and have been reviewed and approved according to the Company’s principles for establishing such procedures. In particular, such procedures address the accuracy and reliability of input data, the accuracy of the valuation model and the knowledge of the staff performing the valuations.
ArcelorMittal establishes the fair valuation of the call option on the 1,000 mandatory convertible bonds through the use of binomial valuation models based on the estimated values of the underlying equity spot price of $127 ($137 at December 31, 2021) and volatility of 13% (18% at December 31, 2021). Binomial valuation models use an iterative procedure to price options, allowing for the specification of nodes, or points in time, during the time span between the valuation date and the option’s expiration date. In contrast to the Black-Scholes model, which provides a numerical result based on inputs, the binomial model allows for the calculation of the asset and the option for multiple periods along with the range of possible results for each period.
Observable input data used in the valuations include zero coupon yield curves, stock market price, European Central Bank foreign exchange fixing and Libor interest rates. Unobservable inputs are used to measure fair value to the extent that relevant observable inputs are not available. Specifically, the Company computed unobservable volatility data during 2022 based mainly on the movement of China Oriental stock market prices observable in the active market over 90 working days, which is particularly sensitive for the valuation resulting from the model. A 10% increase or decrease in Hera Ermac share prices would result in a 84,000% and 100% increase and decrease of the fair value of the call option at December 31, 2022, respectively.
The following table summarizes the reconciliation of the fair value of the financial instrument classified as Level 3:

Call option on 1,000 mandatory convertible bonds
Balance as of December 31, 2020	59
Change in fair value	(44)
Balance as of December 31, 2021	15
Change in fair value	(15)
Balance as of December 31, 2022	—
The fair value movement relating to the Level 3 derivative instrument is recognized in the consolidated statements of operations. The decrease in fair value of the call option on 1,000 mandatory convertible bonds is due to a decrease in the share price of China Oriental, which impacts the value of the notes in which Hera Ermac, a wholly-owned subsidiary, invested the bonds proceeds (see note 11.2)
6.1.6 Other non-derivative financial assets and liabilities
Other non-derivative financial assets and liabilities include cash and cash equivalents and restricted cash (see note 6.1.3), certain trade and certain other receivables (see note 4.3, 4.5 and 4.6), investments in equity instruments at FVOCI (see note 2.5), trade payables and certain other liabilities (see notes 4.7 and 4.8). These instruments are recognized initially at fair value when the Company becomes a party to the contractual provisions of the instrument. Non-derivative financial assets are derecognized if the Company’s contractual rights to the cash flows from the financial instruments expire or if the Company transfers the financial instruments to another party without retaining control of substantially all risks and rewards of the instruments. Non-derivative financial liabilities are derecognized when they are extinguished (i.e. when the obligation specified in the contract is discharged, canceled or expired).
Impairment of financial assets
In relation to the impairment of financial assets, an expected credit loss ("ECL") model is required. The ECL model requires the Group to account for expected credit losses and changes in those ECL at each reporting date to reflect changes in credit risk since initial recognition of the financial assets. In particular, the Company measures the loss allowance for a financial instrument at an amount equal to the lifetime ECL if the credit risk on that financial instrument has increased significantly since initial recognition. Receivables aged 31 days or older and uninsured trade receivables remain consistent with historical levels and the Company did not identify any expected increased risk of default (note 4.3).
All fair value movements for investments in equity instruments at FVOCI, including the difference between the acquisition cost and the current fair value, are recorded in OCI and are not reclassified to the consolidated statements of operations. Investments in equity instruments at FVOCI are exempt from the impairment test because the fair value of the investment is recorded in OCI and not recycled to profit and loss.
Financial assets are tested for ECLs annually or whenever changes in circumstances indicate that there is a change in credit risk. Any ECL is recognized in the consolidated statements of operations. An ECL related to financial assets is reversed if and to the extent there has been a change in the factors used to determine the recoverable amount. The loss is reversed only to the extent that the asset’s carrying amount does not exceed the carrying amount that would have been determined if no ECL had been recognized. Reversals of ECLs are recognized in net income, except for investments in equity instruments at FVOCI, in which all fair value movements are recognized in OCI.
Financing costs - net
Financing costs - net recognized in the years ended December 31, 2022, 2021 and 2020 are as follows:

	Year ended December 31,
	2022	2021	2020
Interest expense	(401)	(357)	(477)
Interest income	188	79	56
Change in fair value adjustment on call option on mandatory convertible bonds and pellet purchase agreement[2]	(15)	(44)	(143)
Accretion of defined benefit obligations and other long term liabilities	(51)	(164)	(325)
Net foreign exchange gain/(loss)	191	(155)	107
Other[1]	(246)	(514)	(474)
Total	(334)	(1,155)	(1,256)
1.Other mainly included expenses related to true sale of receivables (“TSR”) programs and bank fees. In 2021, other also included 163 charges related to an unfavorable court decision in an arbitration case against Sitrel (see note 9.3), 130 premiums and fees related to the early redemption of bonds in 2021 (as compared to 120 in 2020), and 61 charges related to early redemption of MCNs (see note 11.2). In 2020, other also included 178 related to the renewal of mandatorily convertible bonds (see note 11.2).
2. The instrument related to the pellet purchase agreement was derecognized on December 9, 2020
6.3 Risk management policy
The Company's operations expose it to a variety of financial risks: interest rate risk, foreign exchange risk, liquidity risk and risks in fluctuations in prices of raw materials, freight, energy and CO2 emissions. The Company actively monitors and seeks to reduce volatility of these exposures through a diversity of financial instruments, where considered appropriate. The Company has formalized how it manages these risks within the Treasury and Financial Risk Management Policy, which has been approved by Management.
Capital management
The Company's objective when managing capital is to safeguard continuity, maintain a strong credit rating and healthy capital ratios to support its business and provide adequate return to shareholders through continuing growth.
The Company sets the amount of capital required on the basis of annual business and long-term operating plans which include capital and other strategic investments. The funding requirement is met through a combination of equity, bonds and other long-term and short-term borrowings.
The Company monitors capital using a gearing ratio, being the ratio of net debt as a percentage of total equity.

	December 31,
	2022	2021
Total equity	55,590	51,344
Net debt	2,236	4,030
Gearing	4.0%	7.8%
Interest rate risk
The Company is exposed to interest rate risk on short-term and long-term floating rate instruments and on refinancing of fixed rate debt. The Company's policy is to maintain a balance of fixed and floating interest rate borrowings, which is adjusted depending on the prevailing market interest rates and outlook. As at December 31, 2022, the long-term debt was comprised of 87% fixed rate debt and 13% variable rate debt (note 6.1.2). The Company may utilize certain instruments to manage interest rate risks. Interest rate instruments allow the Company to borrow long-term at fixed or variable rates, and to swap the rate of this debt either at inception or during the lifetime of the borrowing. The Company and its counterparties exchange, at predefined intervals, the difference between the agreed fixed rate and the variable rate, calculated on the basis of the notional amount of the swap. Similarly, swaps may be used for the exchange of variable rates against other variable rates.
Foreign exchange rate risk
The Company is exposed to changes in values arising from foreign exchange rate fluctuations generated by its operating activities. Because a substantial portion of ArcelorMittal’s assets, liabilities, sales and earnings are denominated in currencies other than the U.S. dollar (its reporting currency), ArcelorMittal has an exposure to fluctuations and depreciation in the values of these currencies relative to the U.S. dollar. These currency fluctuations, especially the fluctuation of the value of the U.S. dollar relative to the euro, the Canadian dollar, Brazilian real, Polish Zloty, Kazakhstani tenge, South African rand, Mexican peso and Ukrainian hryvnia, as well as fluctuations in the other countries’ currencies in which ArcelorMittal has significant operations and/or sales, could have a material impact on its financial position, cash flows and results of operations.
ArcelorMittal faces transaction risk, where its businesses generate sales in one currency but incur costs relating to that revenue in a different currency. For example, ArcelorMittal’s subsidiaries may purchase raw materials, including iron ore and coking coal, in U.S. dollar, but may sell finished steel products in other currencies. Consequently, an appreciation of the U.S. dollar will increase the cost of raw materials; thereby having a negative impact on the Company’s operating margins, unless the Company is able to pass along the higher cost in the form of higher selling prices.
Following its Treasury and Financial Risk Management Policy, the Company hedges a portion of its net exposure to foreign exchange rates through forwards, options and swaps.
ArcelorMittal also faces foreign currency translation risk, which arises when ArcelorMittal translates the statements of operations of its subsidiaries, its corporate net debt (note 6.1.4) and other items denominated in currencies other than the U.S. dollar, for inclusion in the consolidated financial statements. The Company manages translation risk arising from its investments in subsidiaries by monitoring the currency mix of the consolidated statements of financial position. The Company may enter into derivative transactions to hedge the residual exposure (see “Net investment hedge”).
The Company also uses derivative instruments at the corporate level to hedge debt recorded in foreign currency other than the functional currency or the balance sheet risk associated with certain monetary assets denominated in a foreign currency other than the functional currency.
Foreign currency sensitivity analysis
As of December 31, 2022, the Company is mainly subject to foreign exchange exposure relating to the euro, Brazilian real, Canadian dollar, Kazakhstani tenge, South African rand, Mexican peso, Polish zloty, Argentine peso and Ukrainian hryvnia against the U.S. dollar resulting from its trade payables and receivables. The structure of trade receivables and trade payables by original currency translated in USD is as follows as of December 31, 2022:

	December 31, 2022
	Trade receivables	Trade payables
USD	727	5,008
EUR	1,446	5,991
BRL	877	508
CAD	48	420
KZT	20	21
ZAR	138	337
MXN	15	55
UAH	45	125
PLN	188	523
ARS	80	12
Other	255	532
Total	3,839	13,532
The sensitivity analysis carried out by the Company considers the effects on its trade receivables and trade payables of a 10% increase or decrease between the relevant foreign currencies and the U.S. dollar.

	10% increase		10% decrease
	Trade receivables	Trade payables	Trade receivables	Trade payables
EUR	145	599	(145)	(599)
BRL	88	51	(88)	(51)
CAD	5	42	(5)	(42)
KZT	2	2	(2)	(2)
ZAR	14	34	(14)	(34)
MXN	2	6	(2)	(6)
UAH	5	13	(5)	(13)
PLN	19	52	(19)	(52)
ARS	8	1	(8)	(1)
The use of a 10% sensitivity rate is used when reporting foreign currency exposure internally to key management personnel and represents management’s assessment of the reasonably possible change in foreign exchange rates. The sensitivity analysis includes trade receivables and trade payables denominated in a currency other than the U.S. dollar and adjusts their translation at the period end for a 10% change in foreign currency rates. For trade receivables, a positive number indicates an income and a negative number an expense. For trade payables, a positive number indicates an expense and a negative number an income.
Hedge accounting policy
The Company determines the economic relationship between the hedged item and the hedging instrument by analyzing the critical terms of the hedge relationship. In case critical terms do not match and fair value changes in the hedging instrument cannot be expected to perfectly offset changes in the fair value of the hedged item, further qualitative analysis may be performed. Such analysis serves to establish whether the economic relationship is sufficiently strong to comply with the Company’s risk management policies.
The hedge ratio is set out in the Company's risk management strategy and may be individually tailored for each hedging program in the risk management objective. Hedge ratios below 100% would usually be applied on hedging of forecast exposures with the hedge ratio typically reducing where there is uncertainty due to long hedging tenors or volatility in the underlying exposure.
The most frequent sources of hedge ineffectiveness relate to changes in the hedged item (such as maturity, volume and pricing indices), basis spread and significant changes in the credit risk. Such sources are analyzed at hedge initiation and monitored throughout the life of a hedge.
Liquidity Risk
Liquidity risk is the risk that the Company may encounter difficulties in meeting its obligations associated with financial liabilities that are settled by delivering cash. ArcelorMittal Treasury is responsible for the Company's funding and liquidity management. ArcelorMittal’s principal sources of liquidity are cash generated from its operations, its credit lines at the corporate level and various working capital credit lines at the level of its operating subsidiaries. The Company actively manages its liquidity. Following the Company's Treasury and Financial Risk Management Policy, the levels of cash, credit lines and debt are closely monitored and appropriate actions are taken in order to comply with the covenant ratios, leverage, fixed/floating ratios, maturity profile and currency mix.
The contractual maturities of the below financial liabilities include estimated loan repayments, interest payments and settlement of derivatives, excluding any impact of netting agreements. The cash flows are calculated based on market data as of December 31, 2022, and as such are sensitive to movements in mainly foreign exchange rates and interest rates. The cash flows are non-discounted, except for derivative financial liabilities where the cash flows equal their fair values.

	December 31, 2022
	Carrying amount	Contractual Cash Flow	2023	2024	from 2025 to 2027	After 2027
Non-derivative financial liabilities
Bonds	(7,926)	(10,341)	(1,547)	(1,171)	(3,969)	(3,654)
Loans over 100	(1,234)	(1,364)	(244)	(114)	(827)	(179)
Trade and other payables	(13,532)	(13,554)	(13,554)	—	—	—
Other loans and leases	(2,490)	(3,175)	(1,247)	(314)	(589)	(1,025)
Total	(25,182)	(28,434)	(16,592)	(1,599)	(5,385)	(4,858)
Derivative financial liabilities
Foreign exchange contracts	(61)	(61)	(57)	—	(4)	—
Commodity contracts[1]	(363)	(363)	(322)	(22)	(19)	—
Total	(424)	(424)	(379)	(22)	(23)	—
1.Commodity contracts include base metals, freight, energy and emission rights.

	December 31, 2021
	Carrying amount	Contractual Cash Flow	2022	2023	from 2024 to 2026	After 2026
Non-derivative financial liabilities
Bonds	(5,816)	(7,722)	(748)	(1,442)	(2,733)	(2,799)
Loans over 100	(735)	(1,030)	(373)	(88)	(196)	(373)
Trade and other payables	(15,093)	(15,098)	(15,098)	—	—	—
Other loans and leases	(1,850)	(2,104)	(1,027)	(225)	(375)	(477)
Total	(23,494)	(25,954)	(17,246)	(1,755)	(3,304)	(3,649)
Derivative financial liabilities
Foreign exchange contracts	(67)	(67)	(44)	(18)	(5)	—
Commodity contracts[1]	(307)	(307)	(270)	(18)	(13)	(6)
Total	(374)	(374)	(314)	(36)	(18)	(6)
1.Commodity contracts include base metals, freight, energy and emission rights.

Cash flow hedges
The following tables present the periods in which the derivatives designated as cash flows hedges are expected to mature:

	December 31, 2022
	Assets/ (liabilities)	(Outflows)/inflows
	Fair value	3 months and less	3-6 months	6-12 months	2024	After 2024
Foreign exchange contracts	4	(2)	(3)	—	9	—
Commodities	1,003	(10)	63	175	419	356
Emission rights	53	1	1	51	—	—
Total	1,060	(11)	61	226	428	356

	December 31, 2021
	Assets/ (liabilities)	(Outflows)/inflows
	Fair value	3 months and less	3-6 months	6-12 months	2023	After 2023
Foreign exchange contracts	4	2	2	3	(1)	(2)
Commodities	378	33	24	56	132	133
Emission rights	2,447	—	—	2,447	—	—
Total	2,829	35	26	2,506	131	131
Associated gains or losses that were recognized in other comprehensive income are reclassified to the consolidated statements of operations in the same period during which the hedged forecasted cash flow affects the consolidated statements of operations. The following table presents the periods in which the realized and unrealized gains or losses on derivatives designated as cash flows hedges recognized in other comprehensive income, net of tax, are expected to impact the consolidated statements of operations:

	December 31, 2022
	Cash flow hedge reserve[1]	(Expense)/income
	Carrying amount	3 months and less	3-6 months	6-12 months	2024	After 2024
Foreign exchange contracts	13	—	2	4	7	—
Commodity contracts	1,020	7	37	157	387	432
Emission rights	849	—	—	—	—	849
Total	1,882	7	39	161	394	1,281
1.The cash flow hedge reserve balance as of December 31, 2022 includes 1,023 deferred gains for the Company's share of such reserves at its equity method investments, which are not included in the table above (603 as of December 31, 2021).

	December 31, 2021
	Cash flow hedge reserve[1]	(Expense)/income
	Carrying amount	3 months and less	3-6 months	6-12 months	2023	After 2023
Foreign exchange contracts	(1)	(4)	2	3	(1)	(1)
Commodity contracts	302	22	29	40	110	101
Emission rights	1,786	13	13	44	56	1,660
Total	2,087	31	44	87	165	1,760
1.The cash flow hedge reserve balance as of December 31, 2021 also includes 603 deferred gains for the Company's share of such reserves at its equity method investments, which are not included in the table above (30 as of December 31, 2020).
The following tables summarize the effect of hedge accounting on ArcelorMittal’s consolidated statement of financial position, statement of comprehensive income and statement of changes in equity.

	December 31, 2022
Hedging Instruments	Nominal amount of the hedging instrument	Assets carrying amount	Liabilities carrying amount	Line item in the statement of financial position where the hedging instrument is located
Cash flow hedges
Foreign exchange risk - Option/forward/swap contracts	3,044	21	(26)	Prepaid expenses and other current assets/Accrued expenses and other liabilities
Foreign exchange risk - Option/forward/swap contracts	300	12	(3)	Other assets/Other long-term obligations
Price risk - Commodities forwards	1,467	490	(261)	Prepaid expenses and other current assets/Accrued expenses and other liabilities
Price risk - Commodities forwards	1,533	816	(42)	Other assets/Other long-term obligations
Price risk - Emission rights forwards	488	53	—	Prepaid expenses and other current assets/Accrued expenses and other liabilities
Total		1,392	(332)
Current derivative assets classified as cash flow hedge		564
Other current derivative assets		173
Total current derivative assets (note 4.5)		737
Non-current derivative assets classified as cash flow hedge		828
Other non-current derivative assets		7
Total non-current derivative assets (note 4.6)		835
Current derivative liabilities classified as cash flow hedge			(287)
Other current derivative liabilities			(92)
Total current derivative liabilities (note 4.8)			(379)
Non-current derivative liabilities classified as cash flow hedge			(45)
Other non-current derivative liabilities			—
Total non-current derivative liabilities (note 9.2)			(45)

	December 31, 2022
Hedging Instruments	Cash flow hedge reserve at December 31, 2021	Hedging gains or losses of the reporting period that were recognized in OCI	Gains or losses reclassification adjustment and hedge ineffectiveness	Basis adjustment	Line item in the statement of comprehensive income that includes the reclassification adjustment and hedge ineffectiveness	Cash flow hedge reserve[1] at December 31, 2022
Cash flow hedges
Foreign exchange risk - Option/Forward contracts	(1)	146	4	(136)	Sales	13
Price risk - Commodities Option/Forward contracts	302	951	(153)	(80)	Sales, Cost of sales	1,020
Price risk - Emission rights forwards	1,786	120	(104)	(953)	Cost of sales	849
Total	2,087	1,217	(253)	(1,169)		1,882
1.The cash flow hedge reserve balance as of December 31, 2022 also includes 1023 deferred gains for the Company's share of such reserves at its equity method investments, which are not disclosed above.

	December 31, 2021
Hedging Instruments	Nominal amount of the hedging instrument	Assets carrying amount	Liabilities carrying amount	Line item in the statement of financial position where the hedging instrument is located
Cash flow hedges
Foreign exchange risk - Option/Forward contracts	185	9	(2)	Prepaid expenses and other current assets/Accrued expenses and other liabilities
Foreign exchange risk - Option/Forward/Swap contracts	120	2	(5)	Other assets/Other long-term obligations
Price risk - Commodities forwards	872	325	(212)	Prepaid expenses and other current assets/Accrued expenses and other liabilities
Price risk - Commodities forwards	1,321	299	(34)	Other assets/Other long-term obligations
Price risk - Emission rights forwards	1,555	2,447	—	Prepaid expenses and other current assets/Accrued expenses and other liabilities
Total		3,082	(253)
Current derivative assets classified as cash flow hedge		2,781
Other current derivative assets		204
Total current derivative assets (note 4.5)		2,985
Non-current derivative assets classified as cash flow hedge		301
Other non-current derivative assets		17
Total non-current derivative assets (note 4.6)		318
Current derivative liabilities classified as cash flow hedge			(214)
Other current derivative liabilities			(102)
Total current derivative liabilities (note 4.8)			(316)
Non-current derivative liabilities classified as cash flow hedge			(39)
Other non-current derivative liabilities			(19)
Total non-current derivative liabilities (note 9.2)			(58)
.

	December 31, 2021
Hedging Instruments	Cash flow hedge reserve at December 31, 2020	Hedging gains or losses of the reporting period that were recognized in OCI	Gains or losses reclassification adjustment and hedge ineffectiveness	Basis adjustment	Line item in the statement of comprehensive income that includes the reclassification adjustment and hedge ineffectiveness	Cash flow hedge reserve[1] at December 31, 2021
Cash flow hedges
Foreign exchange risk - Option/Forward contracts	(13)	81	8	(77)	Sales	(1)
Price risk - Commodities forwards[1]	(2)	398	(55)	(39)	Sales, Cost of sales	302
Price risk - Emission rights forwards	214	1,700	(128)	—	Cost of sales	1,786
Total	199	2,179	(175)	(116)		2,087
1.The cash flow hedge reserve balance as of December 31, 2021 also includes 603 deferred gains for the Company's share of such reserves at its equity method investments, which are not disclosed above
Net investment hedge
The Company designated a portfolio of euro denominated debt (€4,862 million and €3,709 million as of December 31, 2022 and 2021, respectively) as a hedge of certain euro denominated investments (€8,837 million and €8,261 million as of December 31, 2022 and 2021, respectively) in order to mitigate the foreign currency risk arising from certain euro denominated subsidiaries net assets. The risk arises from the fluctuation of the euro/U.S dollar spot rate, which causes the amount of the net investments to vary. The euro denominated debt is designated as a hedging instrument for the change in the value of the net investments that is attributable to changes in the euro/U.S. dollar spot rate. As of December 31, 2022, the Company recognized 197 foreign exchange gain (423 foreign exchange gain as of December 31,
2021) arising on the translation of the euro denominated debt designated as a hedge of the euro denominated net investments in foreign operations in other comprehensive income within the foreign exchange translation reserve. The hedging instrument is categorized as Level 2.
The Company has periodically hedged a part of its euro denominated net investments via euro/U.S. dollar cross currency swaps ("CCS"). These CCS, all of which have been unwound, were designated as net investment hedges.
The following tables summarizes the historical gain/loss that will be recycled to the consolidation statements of operations when the hedged assets are disposed of.

	December 31, 2022						1
Date traded	Date maturity /unwound		Notional	OCI gross	Deferred tax	OCI net of deferred tax
December, 2014	January, 2016		375	83	(24)	59
May, 2015	March, 2020	'[2]	500	11	(3)	8
May, 2015	July, 2019		500	(16)	5	(11)
March, 2018	June, 2018		100	8	(2)	6
April, 2019	November, 2019		200	11	(3)	8
Total				97	(27)	70
1.In 2022 and in 2021, the Company did not designate any new CCS as net investment hedge.
2. On March 25, 2020 and March 26, 2020, the Company unwound euro/U.S. dollar CCS with a notional of 300 and 200, respectively, which were entered into on May 27, 2015 and designated as a net investment hedge of a euro denominated net investment in foreign operations amounting to €459. A deferred gain of 8, net of tax, was recorded in other comprehensive income and it will be recycled to the consolidation statements of operations when the hedged assets are disposed of.

	December 31, 2022
Hedging Instruments	Nominal amount of the hedging instrument	Assets carrying amount	Liabilities carrying amount	Line item in the statement of financial position where the hedging instrument is located	Change in value used for calculating hedge ineffectiveness for 2021	Line item in the statement of comprehensive income that includes the recognized hedge ineffectiveness	Foreign currency translation reserve
Net investment hedges
Foreign exchange risk - Cross Currency Swap	—	—	—	N/a	—	N/a	70
Foreign exchange risk - EUR debt	5,196	—	(5,186)	Short-term debt and current portion of long-term debt; long-term debt, net of current portion	—	N/a	456
Total	5,196	—	(5,186)		—		526

	December 31, 2021
Hedging Instruments	Nominal amount of the hedging instrument	Assets carrying amount	Liabilities carrying amount	Line item in the statement of financial position where the hedging instrument is located	Change in value used for calculating hedge ineffectiveness for 2020	Line item in the statement of comprehensive income that includes the recognized hedge ineffectiveness	Foreign currency translation reserve
Net investment hedges
Foreign exchange risk - Cross Currency Swap	—	—	—	N/a	—	N/a	70
Foreign exchange risk - EUR debt	4,204	—	(4,201)	Short-term debt and current portion of long-term debt; long-term debt, net of current portion	—	N/a	308
Total	4,204	—	(4,201)		—		378
Raw materials, freight, energy risks and emission rights
The Company is exposed to risks in fluctuations in prices of raw materials (including base metals such as zinc, nickel, aluminum, tin, copper and iron ore), freight and energy, both through the purchase of raw materials and through sales contracts. The Company uses financial instruments such as forward purchases or sales, options and swaps in order to manage the volatility of prices of certain raw materials, freight and energy.
Fair values of raw material, freight, energy and emission rights instruments categorized as Level 2 are as follows:

	December 31,
	2022	2021
Base metals	5	27
Freight	(1)	5
Energy (oil, gas, electricity)	998	350
Emission rights	53	2,443
Total	1,055	2,825

Derivative assets associated with raw materials, energy, freight and emission rights	1,418	3,132
Derivative liabilities associated with raw materials, energy, freight and emission rights	(363)	(307)
Total	1,055	2,825
ArcelorMittal consumes large amounts of raw materials (the prices of which are related to the London Metals Exchange price index, the Steel Index and Platts Index), ocean freight (the price of which is related to a Baltic Exchange Index), and energy (the prices of which are mainly related to the New York Mercantile Exchange energy index (NYMEX) and the European Energy Exchange (EEX) power indexes). As a general matter, ArcelorMittal is exposed to price volatility with respect to its purchases in the spot market and under its long-term supply contracts. In accordance with its risk management policy, ArcelorMittal hedges a part of its exposure related to raw materials procurements.
Emission rights
Pursuant to the application of the European Directive 2003/87/EC of October 13, 2003, as amended by the European Directive 2009/29/EC of April 23, 2009, establishing a scheme for emission allowance trading, the Company enters into certain types of derivatives (mainly forward transactions and options) in order to implement its management policy for associated risks. As of December 31, 2022 and 2021, the Company had a net notional position of 488 with a net positive fair value of 53 and a net notional position of 1,555 with a net positive fair value of 2,443, respectively.
Credit risk
The Company’s treasury department monitors various market data regarding the credit standings and overall reliability of the financial institutions for all countries where the Company’s subsidiaries operate. The choice of the financial institution for the financial transactions must be approved by the treasury department. Credit risk related to customers, customer credit terms and receivables are discussed in note 4.3.
Sensitivity analysis
Foreign currency sensitivity
The following tables detail the Company’s derivative financial instruments' sensitivity to a 10% strengthening and a 10% weakening in the U.S. dollar against the euro. A positive number indicates an increase in profit or loss and other equity, where a negative number indicates a decrease in profit or loss and other equity.
The sensitivity analysis includes the Company’s complete portfolio of foreign currency derivatives outstanding. The impact on the non-euro derivatives reflects the estimated move of such currency pairs, when the U.S. dollar appreciates or depreciates 10% against the euro, based on computations of correlations in the foreign exchange markets in 2022 and 2021.

	December 31, 2022
	Income (loss)	Other Equity
10% strengthening in U.S. dollar	136	141
10% weakening in U.S. dollar	(141)	(153)

	December 31, 2021
	(loss) Income	Other Equity
10% strengthening in U.S. dollar	18	(10)
10% weakening in U.S. dollar	(30)	11
Cash flow sensitivity analysis for variable rate instruments
The following tables detail the Company’s variable interest rate instruments’ sensitivity. A change of 100 basis points (“bp”) in interest rates during the period would have increased (decreased) profit or loss by the amounts presented below. This analysis assumes that all other variables, in particular foreign currency rates, remain constant.

	December 31, 2022
	Floating porting of net debt[1]	Interest Rate Swaps/Forward Rate Agreements
100 bp increase	70	—
100 bp decrease	(70)	—

	December 31, 2021
	Floating porting of net debt[1]	Interest Rate Swaps/Forward Rate Agreements
100 bp increase	36	—
100 bp decrease	(36)	—
1.See note 6.1.4 for a description of net debt (including fixed and floating portion).
Base metals, energy, freight, emissions rights
The following tables detail the Company’s sensitivity to a 10% increase and decrease in the price of the relevant base metals, energy, freight and emissions rights. The sensitivity analysis includes only outstanding, un-matured derivative instruments either held for trading at fair value through the consolidated statements of operations or designated in hedge accounting relationships.

	December 31, 2022
	Income (loss)	Other Equity Cash Flow Hedging Reserves
'+10% in prices
Base Metals	1	21
Iron Ore	—	5
Freight	1	—
Emission rights	—	29
Energy	1	145
'-10% in prices
Base Metals	(1)	(22)
Iron Ore	—	(5)
Freight	(1)	—
Emission rights	—	(29)
Energy	(1)	(144)

	December 31, 2021
	Income (loss)	Other Equity Cash Flow Hedging Reserves
'+10% in prices
Base Metals	2	33
Iron Ore	—	1
Freight	—	—
Emission rights	—	401
Energy	1	165
'-10% in prices
Base Metals	(2)	(33)
Iron Ore	—	(1)
Freight	—	—
Emission rights	—	(401)
Energy	(1)	(165)